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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Tickets.com, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (dated August 14, 2001) of our report dated February 27, 2001 included in Tickets.com, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                   /s/ Arthur Andersen LLP
                                                   ----------------------------
                                                   ARTHUR ANDERSEN LLP


Orange County, California
August 14, 2001